UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [ __ ]

Check the appropriate box:

[ X ]       Preliminary Proxy Statement

[ __ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ __ ] Definitive Proxy Statement

[ __ ] Definitive Additional Materials

[ __ ] Soliciting Material under Rule14a-12

GREY CLOAK TECH INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[ X ]       No fee required

[ __ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

[ __ ] Fee paid previously with preliminary materials.

[ __ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

Grey Cloak Tech Inc.

10300 W. Charleston

Las Vegas, NV 89135

November 17, 2017

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 29, 2017

TO OUR SHAREHOLDERS:

You are cordially invited to attend a Special Meeting of the Shareholders of Grey Cloak Tech Inc. (the “Company”) to be held on Friday, December 29, 2017, at 1:00 PM, Pacific Time, at the offices of the Company’s legal counsel Clyde Snow & Sessions, P.C., 201 S. Main Street, Suite 1300, Salt Lake City, UT 84111, to consider and act upon the following proposals, as described in the accompanying Proxy Statement:

1.	An amendment to our Articles of Incorporation to increase the authorized common stock from 500,000,000 shares, par value $0.001, to 1,000,000,000 shares, par value $0.001.

We are proposing this action in order to reorganize our capital structure to be more attractive to potential investors. This action is more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on November 8, 2017, as the record date for Shareholders entitled to notice of and to vote at this meeting and any adjournments thereof.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on December 29, 2017:

This proxy statement is available at: www.greycloaktech.com/investors/

On or about November 17, 2017, we will mail our shareholders a notice containing instructions on how to access the proxy statement and how to submit your proxy to the Company.

Each shareholder, even if he or she now plans to attend the meeting, is requested to submit his or her proxy to the Company as soon as possible. Any shareholder present at the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting.

By Order of the Board of Directors

/s/ Patrick Stiles

__________________________

Patrick Stiles

Chief Executive Officer

Dated: November 17, 2017

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND A SPECIAL SHAREHOLDER’S MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE ENTITLED TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT AT THE ADDRESS PROVIDED THEREON. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY AT THAT TIME.

GREY CLOAK TECH INC.

10300 W. Charleston

Las Vegas, NV 89135

------------------------------

PROXY STATEMENT

------------------------------

GENERAL INFORMATION

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

The enclosed Proxy is solicited by the Board of Directors of Grey Cloak Tech Inc. (the “Company” or “Grey Cloak”) for use in connection with a Special Meeting of Shareholders to be held at the offices of the Company’s legal counsel Clyde Snow & Sessions, P.C., 201 S. Main Street, Suite 1300, Salt Lake City, UT 84111, on Thursday, December 29, 2017 at 1:00 PM Pacific Time, and at any and all adjournments thereof for the purposes set forth herein and in the accompanying Notice of Special Meeting of Shareholders.

The persons named as proxies were designated by the Board of Directors (the “Board”) and are officers or directors of the Company. Any Proxy may be revoked or superseded by executing a later Proxy or by giving notice of revocation in writing prior to, or at, the meeting, or by attending the meeting and voting in person. Attendance at the meeting will not in and of itself constitute revocation of the Proxy. All Proxies that are properly completed, signed and returned to the Company prior to the meeting, and not revoked, will be voted in accordance with the instructions given in the Proxy. If a choice is not specified in the Proxy, the Proxy will be voted FOR each of the items on the agenda.

Officers of the Company or their designees will tabulate votes cast at the meeting. A majority of shares entitled to vote, represented in person or by proxy, will constitute a quorum at the meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. “Broker non-votes” are shares of voting stock held in record name by brokers and nominees concerning which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter. Although abstentions and broker non-votes are not counted either “FOR” or “AGAINST” any proposals, if the number of abstentions or broker non-votes results in the votes “FOR” a proposal not equaling at least a majority of the votes required for the proposal, the proposal will not be approved. This will be the case even though the number of votes “FOR” the proposal exceeds the number of votes “AGAINST” the proposal.

No other matters other than those set forth herein may be presented at the meeting.

Notice of this Proxy Statement and the accompanying Proxy are being mailed to shareholders on or about November 17, 2017. The entire cost of the solicitation of Proxies will be borne by the Company. It is contemplated that this solicitation will be primarily by mail. In addition, some of the officers, directors and employees of the Company may solicit Proxies personally or by telephone or facsimile. Officers and employees soliciting proxies will not receive any additional compensation for their services. The Company will reimburse brokers and other nominees for their reasonable out-of-pocket expenses incurred in forwarding solicitation material to beneficial owners of shares held of record by such brokers or nominees.

We will only deliver one proxy statement to multiple shareholders that share one address unless we have received prior instructions to the contrary from one or more of such shareholders. Upon written or verbal request, we will promptly deliver a separate copy of this proxy statement and any future annual reports and proxy statements to any shareholders at a shared address to which a single copy of this proxy statement was delivered, or deliver a single copy of this proxy statement and any future annual reports and proxy statements to any shareholder or holders sharing an address to which multiple copies are now delivered. Any such requests in writing should be directed to our principal executive offices at the following address:

Grey Cloak Tech Inc.

10300 W. Charleston

Las Vegas, NV 89135

(702) 201-6450

DISSENTER’S RIGHTS

Under the Nevada Revised Statutes, our shareholders are not entitled to dissenters’ rights with respect to any matter to be acted upon, and the Company will not independently provide shareholders with any such right.

OUTSTANDING SHARES AND VOTING RIGHTS

The Company has two classes of equity securities currently outstanding which are entitled to vote at the meeting, namely, its Common Stock and Series A Convertible Preferred Stock. The proposal must be approved by a majority of the votes held by holders of the Company’s equity securities present or represented and entitled to vote at the meeting. The record date for purposes of determining the number of outstanding shares of voting stock of the Company, and for determining stockholders entitled to vote, is the close of business on November 8, 2017 (the “Record Date”).

Common Stock

Each holder of Common Stock is entitled to one (1) vote for each share of Common Stock held. As of the Record Date, we had [•] issued and outstanding shares of Common Stock. We are authorized to issue up to 500,000,000 shares of Common Stock.

Preferred Stock

We are authorized to issue 75,000,000 shares of preferred stock. As of the Record Date, we had 1,333,334 authorized, issued and outstanding shares of Series A Convertible Preferred Stock (the “Preferred Stock”). No other class or series of preferred stock has been authorized.

Holders of Preferred Stock are able to vote on all matters presented to the shareholders. Each share of Preferred Stock entitles the holder to the number votes equal to the number of shares of common stock into which the Preferred Stock share may be converted. Each share of Preferred Stock may be converted into the number of shares of common stock equal to 0.00006% of our outstanding shares upon conversion. Therefore, the aggregate of the votes of all of our Preferred Stock is [•], or 80.0% of all votes when combined with the shares held by the holders of common stock.

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PROPOSAL ONE

AMENDMENT TO THE COMPANY’S

ARTICLES OF INCORPORATION

TO INCREASE THE AUTHORIZED COMMON STOCK

General

On November 3, 2017, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interest and directed that there be submitted to the Shareholders for approval, the prospective amendment to the Third Article of the Company’s Articles of Incorporation, a copy of which is attached hereto as Exhibit A (the “Amendment”), to increase the authorized Common Stock from 500,000,000 shares, par value $0.001, to 1,000,000,000 shares, par value $0.001.

Reasons for the Increase in Authorized Common Stock

Currently, the Company is authorized to issue 500,000,000 shares of Common Stock. Of the 500,000,000 shares of Common Stock authorized, as of the Record Date, there were [•] shares of Common Stock issued and outstanding.

As a general matter, the Board of Directors does not believe the currently available number of unissued shares of Common Stock is an adequate number of shares to assure that there will be sufficient shares available for issuance in connection with possible future acquisitions, equity and equity-based financings, possible future awards under employee benefit plans, stock dividends, stock splits, and other corporate purposes. Therefore, the Board of Directors approved the increase in authorized shares of Common Stock as a means of providing the Company with the flexibility to act with respect to the issuance of Common Stock or securities exercisable for, or convertible into, Common Stock in circumstances which they believe will advance the interests of the Company and its shareholders without the delay of seeking an amendment to the Certificate of Incorporation at that time.

The Board of Directors is considering, and will continue to consider, various financing options, including the issuance of Common Stock or securities convertible into Common Stock from time to time to raise additional capital necessary to support future growth of the Company. As a result of the Increase in Authorized Amendment, the Board of Directors will have more flexibility to pursue opportunities to engage in possible future capital market transactions involving Common Stock or securities convertible into Common Stock, including, without limitation, public offerings or private placements of such Common Stock or securities convertible into Common Stock. There are no specific financing transactions under consideration at this time.

In addition, the Company’s growth strategy may include the pursuit of selective acquisitions to execute its business plan. The Company could also use the additional Common Stock for potential strategic transactions, including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments. There are no specific acquisitions under consideration at this time.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of November 8, 2017, certain information with respect to the Company’s equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company’s outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

Name and Address(2)	Common Stock(1)(3)	Percent of Common Stock(1)(3)	Series A Convertible Preferred Stock(1)	Percent of Series A Convertible Preferred Stock(4)

5% Stockholders:
La Mirage Trust(6)	36,202,944	[•]	100,000	7.50%
First Capital Properties(6)	36,202,944	[•]	100,000	7.50%
Matthew Grabau(5)	21,295,806	[•]	250,000	18.75%

Officers and Directors:
Fred Covely	7,074,183	[•]	41,403	3.11%
William Bossung	16,449,131	[•]	168,330	12.62%
Patrick Stiles	30,965,526	[•]	348,601	26.15%

All Officers and Directors as a Group (3 Persons)	74,687,547	[•]	558,334	41.88%

* Less than one percent.

(1)	This tabular information is intended to conform to Rule 13d-3 promulgated under the Securities Exchange Act of 1934 relating to the determination of beneficial ownership of securities. Unless otherwise indicated, the tabular information gives effect to the conversion of convertible securities convertible within 60 days of the date of this table owned in each case by the person or group whose percentage ownership is set forth opposite the respective percentage and is based on the assumption that no other person or group converts their convertible securities.
(2)	Unless otherwise indicated, the address of the stockholder is c/o Grey Cloak Tech Inc., 10300 W. Charleston, Las Vegas, NV 89135.
(3)	Based on [•] shares of Common Stock issued and outstanding as of November 8, 2017.
(4)	Based on 1,333,334 shares of Preferred Stock issued and outstanding as of November 8, 2017. We do not have shares of any other class or series of preferred stock outstanding.
(5)	The address of the stockholder is 2383 S. Lupine Way, Lakewood, CO 80228.
(6)	The address of the stockholder is 5770 S. Beech Court, Greenwood Village, CO 80121.

INTEREST OF CERTAIN PERSONS

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Amendment which is not shared by all other holders of the shares of Common Stock.

OTHER MATTERS

Expenses

We will bear all costs related to this Proxy Statement. We will reimburse brokerage houses and other custodians, nominees, trustees and fiduciaries representing beneficial owners of shares for their reasonable out-of-pocket expenses for forwarding this Proxy Statement to such beneficial owners.

Householding

We will deliver only one copy of this Proxy Statement to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. Furthermore, we undertake to deliver promptly, upon written or oral request, a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of this Proxy Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of this Proxy Statement by contacting us at: 10300 W. Charleston, Las Vegas, NV 89135, Attention: Investor Relations, or by calling (702) 201-6450. Conversely, if multiple shareholders sharing an address receive multiple Proxy Statements and wish to receive only one, such shareholders can notify us at the address or phone number set forth above.

WHERE YOU CAN FIND MORE INFORMATION

Additional information about us is contained in our periodic and current reports filed with the U.S. Securities and Exchange Commission (the “Commission”). These reports, their accompanying exhibits and other documents filed with the Commission, may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, NE, Washington, DC 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and Proxy Statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission’s EDGAR archives at http://www.sec.gov/index.htm.

By Order of the Board of Directors

/s/ Patrick Stiles

Patrick Stiles

Chief Executive Officer and Director

Las Vegas, NV

Exhibit A

Amendment to the Articles of Incorporation

CERTIFICATE OF AMENDMENT

to

ARTICLES OF INCORPORATION

of

GREY CLOAK TECH INC.

The undersigned hereby certifies:

1.        The name of the Corporation is Grey Cloak Tech Inc.

2.        The articles have been amended as follows:

Article 3 is amended and restated as follows:

“Article 3, Authorized Stock:

The corporation has the authority to issue One Billion (1,000,000,000) shares of common stock, par value $0.001 per share, and Seventy Five Million (75,000,000) shares of preferred stock, par value $0.001 per share.

Preferred stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide for the issue of all or any of the shares of the authorized preferred stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the Nevada Revised Statutes. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.”

3.        The votes by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is [•] ([•]%) with respect to the increase in authorized common stock.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Articles of Incorporation on [•].

Patrick Stiles Chief Executive Officer

PROXY

GREY CLOAK TECH INC.

10300 W. Charleston

Las Vegas, NV 89135

www.greycloaktech.com

(THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

The undersigned hereby appoints WILLIAM BOSSUNG (unless otherwise indicated below) as proxy for the undersigned, with full power of substitution, who may act by unanimous vote of said proxies or their substitutes as shall be present at the meeting, or, if only one be present, then the one shall have all the powers hereunder, to represent and to vote, as designated herein (if no direction is made, this Proxy will be voted FOR all Proposals), all of the shares of Grey Cloak Tech Inc. (the “Company”) standing in the name of the undersigned, at the Special Meeting of Shareholders of the Company to be held on December 29, 2017 at 1:00 PM Pacific Time, at Clyde Snow & Sessions, P.C., 201 S. Main Street, Suite 1300, Salt Lake City, UT 84111, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark your votes as indicated in this proxy

	FOR	ABSTAIN	AGAINST
ITEM 1 – TO AMEND THE ARTICLES OF INCORPORATION	[ ]	[ ]	[ ]
TO INCREASE THE AUTHORIZED COMMON STOCK TO
ONE BILLION (1,000,000,000) SHARES.

Signature(s)		Date

(Print Name)

Please mark, sign and date your proxy card and return it by mail to Grey Cloak Tech Inc., c/o Clyde, Snow & Sessions, P.C., 201 S. Main Street, Suite 1300, Salt Lake City, UT 84111-2216 or by fax to (801) 521-6280.

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.